May 7, 1999


JPE, Inc.
775 Technology Drive
Suite 200
Ann Arbor, Michigan 48108
Attention:  Messrs. Richard P. Eidswick, Richard Chrysler and James J. Fahrner

RE: FORBEARANCE AGREEMENT AMONG COMERICA BANK, NBD BANK, NATIONAL BANK OF CANADA, HARRIS TRUST AND SAVINGS BANK, AND BANK ONE, DAYTON, N.A. (COLLECTIVELY, THE "BANKS"), COMERICA BANK, AS AGENT FOR THE BANKS ("AGENT"), JPE, INC. ("COMPANY") AND API/JPE, INC. (FORMERLY KNOWN AS ALLPARTS, INCORPORATED) ("API"), DAYTON PARTS, INC. ("DPI"), SAC CORPORATION, STARBOARD INDUSTRIES, INC. ("SBI"), INDUSTRIAL & AUTOMOTIVE FASTENERS, INC. ("IAF"), PLASTIC TRIM, INC. ("PTI"), BRAKE, AXLE AND TANDEM COMPANY CANADA INC. AND JPE FINISHING, INC. (COLLECTIVELY, "GUARANTORS") DATED AUGUST 10, 1998, AND AMENDED BY A FIRST AMENDMENT DATED AUGUST 31, 1998, A SECOND AMENDMENT DATED SEPTEMBER 4, 1998, A THIRD AMENDMENT DATED SEPTEMBER 16, 1998, A FOURTH AMENDMENT DATED OCTOBER 1, 1998, A FIFTH AMENDMENT DATED DECEMBER 1, 1998, A SIXTH AMENDMENT DATED MARCH 26, 1999, A SEVENTH AMENDMENT DATED APRIL 14, 1999, AND AN EIGHTH AMENDMENT DATED MAY 3, 1999 (AS AMENDED, THE "FORBEARANCE AGREEMENT")

Dear Messrs. Eidswick, Chrysler and Fahrner:

Company and Guarantors have requested that Banks amend the Forbearance Agreement to amend the Overformula Amount.

Subject to written acceptance by Company and Guarantors of the following terms and conditions, Agent and Banks are willing to amend the Forbearance Agreement, as follows:

1.   All  capitalized   terms  not  defined  in  this  ninth  amendment  ("Ninth
     Amendment") to the Forbearance Agreement shall have the meanings described in the Forbearance Agreement and/or the Loan Documents.

2. Except as modified by this Ninth Amendment, the Indebtedness and the financing arrangements among Agent, Banks, Company and Guarantors shall continue to be governed by the covenants, terms and conditions of the Forbearance Agreement and the Loan Documents, which are ratified and confirmed. The liens and security interests granted to Agent and Banks under the Loan Documents and the Forbearance Agreement are also ratified and confirmed by Company and the undersigned Guarantors. This Ninth Amendment shall be binding upon and shall inure to the benefit of Agent, Banks, Company and the undersigned Guarantors, and their respective successors and assigns.

3. Banks agree that the Overformula Amount for May 10-21, 1999 is adjusted as follows:

                   Date                      Overformula Amount
                   ----                      ------------------

                  May 10                         $38,727,575
                  May 11                          38,775,075
                  May 12                          38,781,075
                  May 13                          38,795,075
                  May 14                          38,792,075
                  May 17                          38,697,825
                  May 18                          38,751,275
                  May 19                          38,852,275
                  May 20                          38,794,775
                  May 21                          38,657,775

     Agent in it sole discretion may allow Company up to two business days' grace in applying reductions in the Overformula Amount scheduled above. For example, Agent may in its sole discretion delay imposing the stepdown shown on May 17 until May 19. On the business day of Company's receipt of an anticipated tax refund of approximately $190,000, and for each business day thereafter, the Overformula Amount will be reduced by the amount of the tax refund.

4. Company and Guarantors represent that this Ninth Amendment has been duly authorized by each corporation's Board of Directors. Attached as Exhibit A is a certified resolution and a certificate of incumbency for each.

5. This Ninth Amendment is not a waiver by Banks of any defaults under the Forbearance Agreement and/or the Loan Documents.

6.   Company and the undersigned  Guarantors  hereby  represent and warrant that
     (a) execution, delivery and performance of this Ninth Amendment are not in contravention of law or the terms of any agreement by which they are bound, and do not require the consent or approval of any governmental body, agency, or authority, and this Ninth Amendment will be valid and binding in accordance with its terms; (b) the continuing representations and warranties of Company and the undersigned Guarantors set forth in Loan Documents are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof other than as previously specified in writing to Agent and Banks; and (c) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Forbearance Agreement, has occurred and is continuing as of the date hereof other than as previously specified in writing to Agent and Banks.

7. COMPANY, THE UNDERSIGNED GUARANTORS, AGENT AND BANKS ACKNOWLEDGE AND AGREE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NINTH AMENDMENT, THE FORBEARANCE AGREEMENT, THE LOAN DOCUMENTS OR THE INDEBTEDNESS.

8. COMPANY AND THE UNDERSIGNED GUARANTORS, IN EVERY CAPACITY, INCLUDING, BUT NOT LIMITED TO, AS SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, INVESTORS AND/OR CREDITORS OF COMPANY AND/OR GUARANTORS, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE AGENT, BANKS, AND THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS COMPANY AND/OR GUARANTORS MAY HAVE, OR MAY HAVE MADE, OR ARE BASED ON FACTS OR CIRCUMSTANCES ARISING, AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS NINTH AMENDMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF AGENT, BANKS, THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS.

Very truly yours,

COMERICA BANK, Agent

By:   /s/ Cynthia B. Jones
      -------------------------
      Cynthia B. Jones

Its:  Vice President
Special Assets Group
P.O. Box 75000
Detroit, Michigan 48275-3205
(313) 222-3780
(313) 222-5706 Fax


COMERICA BANK                                   NBD BANK

By:   /s/ Cynthia B. Jones                      By:   /s/ Scott E. Roman
      -------------------------                       -------------------------
                                                      As Agent for NBD Bank
Its:  Vice President                            Its:  Vice President


NATIONAL BANK OF CANADA                         HARRIS TRUST and SAVINGS BANK

By:   /s/ Loriann Curnyn                        By:   /s/ Sandra J. Sanders
      -------------------------                       -------------------------
Its:  Group Vice President                      Its:  Vice President

By:   /s/
      -------------------------
Its:  Vice President


BANK ONE, DAYTON, N.A.

By:   /s/ Scott E. Roman
      -------------------------
Its:  Vice President

ACKNOWLEDGED AND AGREED:


JPE, INC.                                       API/JPE, INC. (formerly known as
                                                ALLPARTS, INCORPORATED)

By:   /s/ Richard R. Chrysler                   By:   /s/ Richard R. Chrysler
      ----------------------                          -------------------------
Its:  President & CEO                           Its:  President
Date: 5/11/99                                   Date: 5/11/99


BRAKE, AXLE AND TANDEM                          DAYTON PARTS, INC.
COMPANY CANADA INC.

By:   /s/ Richard R. Chrysler                   By:   /s/ Richard R Chrysler
      -------------------------                       -------------------------
Its:  Chief Executive Officer                   Its:  Chief Executive Officer
Date: 5/11/99                                   Date: 5/11/99


JPE FINISHING, INC.                             SAC CORPORATION

By:   /s/ Richard R. Chrysler                   By:   /s/ Richard R. Chrysler
      -------------------------                       -------------------------
Its:  President                                 Its:  President
Date: 5/11/99                                   Date: 5/11/99